EXHIBIT 10.4

                               GUARANTY AGREEMENT
                              (Lessee Obligations)
                                     between

                   THE SUBSIDIARIES OF AVIATION SALES COMPANY
                                  PARTY HERETO

                                       and

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                           not individually, except as
                            expressly stated herein,
                           but solely as Owner Trustee
                      for the Aviation Sales Trust 1998-1,

                          Dated as of December 17, 1998

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                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (the "Guaranty Agreement" or the "Guaranty"), dated as of December 17, 1998, is made by THE GUARANTORS SIGNATORY HERETO (the "Guarantors"), to FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee under the Aviation Sales Trust 1998-1, as Lessor under the Lease (defined below) (the "Lessor").

                              W I T N E S S E T H:

         WHEREAS, the Lessor and Aviation Sales Company, a Delaware corporation ("Aviation Sales" or the "Lessee") have entered into that certain Lease Agreement dated as of the date hereof (as from time to time amended, modified or supplemented, the "Lease"), pursuant to which the Lessor has leased or will lease certain Properties to the Lessee, subject to the terms and conditions of the Lease; and

         WHEREAS, the Guarantors are direct or indirect subsidiaries of the Lessee and will derive direct and indirect benefits from the Lessee entering into the Lease; and

         WHEREAS, it is a condition to the Lessor entering into the Lease that the Guarantors execute and deliver this Guaranty, and that the Guarantors guaranty the obligations of the Lessee as hereinafter set forth;

         NOW, THEREFORE, as required under the Lease and in order to induce the Lessor to lease the Properties to the Lessee thereunder, the Guarantors agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Lease or (if not defined in the Lease) in the Participation Agreement dated as of the date hereof among Aviation Sales, as Construction Agent, the Lessee, the Lessor, the Holders party thereto, the Lenders party thereto, and NationsBank, National Association, as Administrative Agent (such agreement, as from time to time amended, modified or supplemented, being referred to as the "Participation Agreement").

         2. GUARANTY. Each Guarantor hereby unconditionally, absolutely, continually and irrevocably guarantees to the Lessor the payment and performance in full of the Lessee's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Lessee's Liabilities" means: (a) the Lessee's prompt payment in full, when due or declared due and at all such times, of all Rent and all other amounts pursuant to the terms of the Lease, the Lease Supplements, the Participation Agreement, the Agency Agreement, and all other Operative Agreements executed in connection with the Lease or the Agency Agreement heretofore, now or at any time or times hereafter owing, arising, due or payable from the Lessee to the Lessor, including without limitation any payment or amount owed by the Lessee in its capacity as Lessee or as Construction Agent, and including without limitation Basic Rent, Supplemental Rent, any purchase price, Deficiency Balance or Maximum Residual Guaranty Amount with respect to any Property, and any fees or expenses (including, but not limited to, attorneys' fees and expenses); and (b) the Lessee's prompt, full and faithful performance,

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observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Lessee under the Lease, the Lease Supplements, the Participation Agreement, the Agency Agreement and all other Operative Agreements executed in connection with the Lease or the Agency Agreement, including without limitation any obligation of the Lessee in its capacity as Lessee or as Construction Agent. Each Guarantor's obligations to the Lessor under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantor's Obligations."

         Each Guarantor agrees that it is directly and primarily liable for the Lessee's Liabilities.

         3. PAYMENT. If the Lessee shall default in payment or performance of any Lessee's Liabilities, when and as the same shall become due (and such is not cured within the applicable grace period, if any), whether according to the terms of the Lease, any Lease Supplement, the Participation Agreement, the Agency Agreement or any other Operative Agreement, by acceleration, or otherwise, or upon the occurrence of any other Event of Default that has not been cured or waived, then each Guarantor, upon demand thereof by the Lessor or its successors or assigns, will AS OF THE DATE OF THE LESSOR'S DEMAND fully pay to the Lessor an amount equal to all of the Guarantors' Obligations then due and owing.

         4. UNCONDITIONAL OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Lease, any Lease Supplement, the Participation Agreement, the Agency Agreement or any other Operative Agreement, or any other guaranty of the Lessee's Liabilities, and shall not be affected by any action taken under the Lease, any Lease Supplement, the Participation Agreement, or any other Operative Agreement, any other guaranty of the Lessee's Liabilities, or any other agreement between the Lessor and the Lessee or any other person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Lessee's Liabilities, or by the release or other disposal of any security for any of the Lessee's Liabilities, or by the dissolution of the Lessee or the combination or consolidation of the Lessee into or with another entity or any transfer or disposition of any assets of the Lessee or by any extension or renewal of the Lease, any Lease Supplement, the Participation Agreement, the Agency Agreement or any other Operative Agreement, in whole or in part, or by any modification, alteration, amendment or addition of or to the Lease, any Lease Supplement, the Participation Agreement or any other Operative Agreement, any other guaranty of the Lessee's Liabilities, or any other agreement between the Lessor and the Lessee or any other Person, or by any defense to or avoidance or rejection (by a bankruptcy trustee or otherwise) of the Lease, any Lease Supplement, the Participation Agreement, the Agency Agreement or any other Operative Agreement in any bankruptcy or similar proceeding, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of any Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Lessee's Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided. Without limiting the generality of the foregoing, each Guarantor acknowledges and agrees that (a)

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its Guarantor's Obligations are absolute and separate from the Lessee's obligations under the Lease, any Lease Supplement, the Participation Agreement, or any other Operative Agreement, (b) the Guarantors' Obligations hereunder shall not be reduced, limited or otherwise affected if the Lease, any Lease Supplement, the Participation Agreement, the Agency Agreement or any other Operative Agreement is avoided, rejected or limited as an executory contract in a bankruptcy or similar proceeding, and (c) for the purpose of defining the Guarantors' Obligations, hereunder, the amount of the Lessee's Liabilities shall include without limitation all Rent or any other amount which is due or may become due under the Lease, any Lease Supplement or any other Operative Agreement, including without limitation any Basic Rent, Supplemental Rent or other amount that would have been payable at any time but for the avoidance, rejection or limitation of the Lease, any Lease Supplement or other Operative Agreement in a bankruptcy or similar proceeding.

         5. CURRENCY AND FUNDS OF PAYMENT. Each Guarantor hereby guarantees that the Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Lessee's Liabilities, or the rights of the Lessor with respect thereto as against the Lessee, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Lessee of any or all of the Lessee's Liabilities.

         6. EVENTS OF DEFAULT. In the event that (a) any Guarantor shall file a petition to take advantage of any insolvency statute; (b) any Guarantor shall commence or suffer to exist a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or substantially all of its property; (c) any Guarantor shall file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country; (d) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of any Guarantor or of the whole or substantially all of its properties, or approve a petition filed against any Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of any Guarantor or of the whole or substantially all of its properties and such order, judgment, decree, approval or assumption remains unstayed or undismissed for a period of sixty (60) consecutive days; (e) there is commenced against any Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which proceeding or petition remains unstayed or undismissed for a period of sixty (60) consecutive days; (f) there shall occur Event of Default (as defined in the Participation Agreement); (g) any default shall occur in the payment of amounts due hereunder; or (h) any other default shall occur hereunder which remains uncured or unwaived for a period of thirty (30) days after receipt of written notice thereof from the Agent or Lessor (each of the foregoing an "Event of Default" hereunder); then notwithstanding any collateral that the Lessor may possess from Lessee or any Guarantor or any other guarantor of the Lessee's Liabilities, or any other party, at the Lessor's election and without notice thereof or demand therefor, so long as such Event of Default shall be continuing, the Guarantors' Obligations shall immediately become due and payable.

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         7. SUITS. The Guarantors shall pay to the Lessor, on demand, at the
Lessor's place of business set forth in the Lease, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Lessor may proceed to suit against any Guarantor. At the Lessor's election, one or more and successive or concurrent suits may be brought hereon by the Lessor against any Guarantor, whether or not suit has been commenced against the Lessee, any other Guarantor, any other guarantor of the Lessee's Liabilities, or any other Person and whether or not the Lessor has taken or failed to take any other action to collect all or any portion of the Lessee's Liabilities.

         8. SET-OFF AND WAIVER. Each Guarantor waives any right to assert against the Lessor as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Lessee or the Lessor, without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. If at any time hereafter the Lessor employs counsel for advice or other representation to enforce the Guarantors' Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the attorneys' fees arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be obligations of the Guarantors and shall be paid by the Guarantors to the Lessor, on demand.

         9.       WAIVER; SUBROGATION.

         (a) Each Guarantor hereby waives notice of the following events or occurrences: (i) the Lessor's acceptance of this Guaranty Agreement; (ii) the Lessor's heretofore, now or from time to time hereafter making any advances to the Construction Agent or leasing any Property to the Lessee, whether pursuant to the Lease or any amendments, modifications, restatements or supplements thereto, or replacements or extensions thereof; (iii) the Lessor or the Lessee heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Lease, the Agency Agreement or any other Operative Agreements; (iv) presentment, demand, notices of default, non-payment, partial payment and protest; (v) the Lessor heretofore, now or at any time hereafter granting to the Lessee (or any other party liable to the Lessor on account of the Lessee's Liabilities) any indulgence or extensions of time of payment of the Lessee's Liabilities; and (vi) the Lessor heretofore, now or at any time hereafter accepting from the Lessee or any other person, any partial payment or payments on account of the Lessee's Liabilities or any collateral securing the payment thereof or the Lessor settling, subordinating, compromising, discharging or releasing the same. Each Guarantor agrees that the Lessor may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Lessor, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing any Guarantor from the Guarantors' Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

         (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantors' Obligations under this Guaranty Agreement may be enforced by the Lessor upon demand by the Lessor to such Guarantor without the Lessor being required, each Guarantor expressly waiving any right it may have to require the Lessor, to (i) prosecute collection or seek to enforce or resort to any remedies against the Lessee, any other Guarantor, or any other guarantor of the Lessee's

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Liabilities, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY EACH
GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE LESSOR, AND THE PROVISIONS HEREOF ENFORCED BY THE LESSOR, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Lessor by the Lessee or any other Person on account of the Lessee's Liabilities or any guaranty thereof. The Lessor shall not have any obligation to protect, secure or insure any of the foregoing security interests, Liens or encumbrances on the properties or interests in properties subject thereto. The Guarantors' Obligations shall in no way be impaired, affected, reduced, or released by reason of the Lessor's failure or delay to do or take any of the acts, actions or things described in this Guaranty Agreement including, without limiting the generality of the foregoing, those acts, actions and things described in this SECTION 10.

         (c) Each Guarantor further agrees with respect to this Guaranty Agreement that, until the Lessee's Liabilities have been paid in full and the Lenders and the Holders have no further obligation to make any Loan or Holder Advance, such Guarantor shall have no right of subrogation, reimbursement or indemnity, nor any right of recourse to security for the Lessee's Liabilities. This waiver is expressly intended to prevent the existence of any claim in respect to such reimbursement by any Guarantor against the estate of Lessee within the meaning of Section 101 of the Bankruptcy Code, and to prevent any Guarantor from constituting a creditor of Lessee in respect of such reimbursement within the meaning of Section 547(b) of the Bankruptcy Code in the event of a subsequent case involving the Lessee.

         (d) Any claim or claims that the Lessor may at any time hereafter have against any Guarantor under this Guaranty Agreement may be asserted by the Lessor by written notice directed to such Guarantor.

         10. EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the date of the Initial Closing Date and shall continue in full force and effect until the Lessee's Liabilities are fully paid and the Lease, the Agency Agreement and the Participation Agreement have terminated in accordance with their respective terms. The Lessor shall give each Guarantor written notice of such termination in case of the Lessee at the Lessee's address set forth in Section 17 below. This Guaranty Agreement shall be binding upon and inure to the benefit of each Guarantor and the Lessor and their respective successors and assigns. Notwithstanding the foregoing, no Guarantor may, without the prior written consent of the Lessor, assign any rights, powers, duties or obligations hereunder. Each Guarantor acknowledges and agrees that the rights and powers of the Lessor under this Guaranty have been collaterally assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements.

         11. REPRESENTATIONS AND WARRANTIES. Each Guarantor warrants and represents to the Lessor that it is duly authorized to execute, deliver and perform this Guaranty Agreement, that this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty

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Agreement do not violate or constitute a breach of its certificate of incorporation or other documents of corporate governance or any agreement to which such Guarantor is a party, or any applicable laws, in each case, which violation or breach could reasonably be expected to have a material adverse effect on the business, operations or condition (financial or otherwise) of such Guarantor.

         12. EXPENSES. Each Guarantor agrees to be liable for the payment of all fees and expenses, including attorney's fees, incurred by the Lessor in connection with the enforcement of this Guaranty Agreement.

         13. REINSTATEMENT. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Lessor under the Lease, the Agency Agreement, any other Operative Agreement or this Guaranty Agreement is rescinded or must be restored for any reason.

         14. COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

         15. RELIANCE. Each Guarantor represents and warrants to the Lessor that: (a) such Guarantor has adequate means to obtain from Lessee, on a continuing basis, information concerning Lessee and Lessee's financial condition and affairs and has full and complete access to Lessee's books and records; (b) such Guarantor is not relying on the Lessor, the Agent, any Lender, or any of their respective employees, agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) such Guarantor has relied solely on its own independent investigation, appraisal and analysis of Lessee and Lessee's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Lessor, the Agent, any Lender, or any of their respective employees, agents or representatives, for any information whatsoever concerning Lessee or Lessee's financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that neither the Lessor nor the Agent or any Lender has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning Lessee or Lessee's financial condition and affairs, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Lessor, the Agent, any Lender, or any of their respective employees, agents or other representatives, such Guarantor will independently verify the information and will not rely on the Lessor, the Agent, any Lender, or any of their respective employees, agents or other representatives, with respect to such information.

         16. TERMINATION. This Guaranty Agreement and all obligations of the Guarantors hereunder shall terminate without delivery of any instrument or performance of any act by any party on the date when all of the Lessee's Liabilities have been fully paid and the Lease, the Agency Agreement and the Participation Agreement have terminated in accordance with their respective terms.

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         17. NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy, telegram or telex (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone, telecopy or telex number as may from time to time be specified in written or verbal notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, addressed to such party at said address:

                  (a)      if to the Guarantors:

                           c/o Aviation Sales Corporation
                           6905 N.W. 25th Street
                           Miami, Florida 33122
                           Attention:________________________________________
                           Telephone No.:____________________________________
                           Telecopy No.: ____________________________________

                  (b)  if to the Lessor:

                           First  Security Bank,  National  Association
                           79 South Main Street
                           Salt Lake City, Utah 84111
                           Attention:________________________________________

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                  with a copy to the Agent:

         (i)               if by certified or registered mail:

                           NationsBank, National Association
                           P.O. Box 407090
                           Fort Lauderdale, Florida 33340-7090
                           Attention: Andrew Hahn
                           Telephone: (954) 765-2612
                           Telefacsimile No.: (954) 765-2026

         (ii)              if by hand-delivery, courier service
                           or telecopy:

                           NationsBank, National Association
                           One Financial Plaza
                           10th Floor
                           Fort Lauderdale, Florida 33394
                           Attention: Andrew Hahn
                           Telephone No.:  (954) 765-2612
                           Telefacsimile No.:  (954) 765-2026

         18.      GOVERNING LAW; WAIVERS OF JURY TRIAL.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

                  (b) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

         19. SUBMISSION TO JURISDICTION; WAIVERS. Each of the parties hereto irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Operative Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of Florida and the courts of the United States of America, in each case sitting in Broward County, Florida, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or

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         proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same,

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail) postage prepaid, to the respective party at its address set forth in SECTION 17 hereof or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 19 any special, exemplary, punitive or consequential damages.

                            [SIGNATURE PAGE FOLLOWS.]


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.

                      LESSOR:

                      FIRST SECURITY BANK, NATIONAL
                      ASSOCIATION, as Owner Trustee under the Aviation Sales Trust 1998-1

                      By:_____________________________________
                      Name:___________________________________
                      Title:__________________________________


                                SIGNATURE PAGE 1


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                              GUARANTORS:

                              AVIATION SALES FINANCE COMPANY

WITNESS:

________________________      By:___________________________________________
                              Name:  Joseph E. Civiletto
________________________      Title:    President of the foregoing Guarantor

                              AVIATION SALES MANUFACTURING COMPANY
                              AVS/KRATZ-WILDE MACHINE COMPANY
                              APEX MANUFACTURING, INC.
                              AEROCELL STRUCTURES, INC.
                              AVIATION SALES DISTRIBUTION
                                   SERVICES COMPANY
                              AVIATION SALES BEARINGS COMPANY
                              AVIATION SALES LEASING COMPANY
                              WHITEHALL CORPORATION
                              TRIAD INTERNATIONAL MAINTENANCE
                                   CORPORATION
                              AVIATION SALES MAINTENANCE, REPAIR &
                                    OVERHAUL COMPANY
                              CARIBE AVIATION, INC.
                              AIRCRAFT INTERIOR DESIGN, INC.
                              AERO HUSHKIT CORPORATION
                              AERO CORPORATION
                              AERO CORP MACON, INC.
                              HYDROSCIENCE, INC.

WITNESS:

________________________      By:___________________________________________
                              Name:  Joseph E. Civiletto
________________________      Title:    Vice President of each
                                       of the foregoing Guarantors

                                SIGNATURE PAGE 2